SGI PRUDENT GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2021 (UNAUDITED)

	NUMBER
EXCHANGE-TRADED FUNDS - 50.2%	OF SHARES	VALUE
Exchange-Traded Funds — 50.2%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	8,270	$167,633
Invesco QQQ Trust Series 1	1,360	535,595
iShares Broad USD High Yield Corporate Bond ETF	5,940	241,223
iShares Core 1-5 Year USD Bond ETF	14,350	725,823
iShares Core MSCI EAFE ETF	7,450	543,701
iShares Core S&P Small-Cap ETF	3,460	381,673
iShares Core U.S. Aggregate Bond ETF	19,540	2,242,606
iShares Edge MSCI Min Vol USA ETF	2,170	164,833
iShares MSCI USA Momentum Factor ETF	2,900	531,135
iShares MSCI USA Quality Factor ETF	1,170	165,005
iShares TIPS Bond ETF	2,330	302,108
		6,001,335
TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,847,165)		6,001,335
MUTUAL FUNDS - 47.9%
Mutual Funds — 47.9%
SGI Global Equity Fund, Class I	71,212	2,723,872
SGI Small Cap Growth Fund, Class I	29,435	1,090,553
SGI US Large Cap Equity Fund, Class I	61,699	1,432,655
SGI US Small Cap Equity Fund, Class I	39,689	475,071
		5,722,151
TOTAL MUTUAL FUNDS
(Cost $4,989,145)		5,722,151
TOTAL INVESTMENTS - 98.1%
(Cost $10,836,310)		11,723,486
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		230,128
NET ASSETS - 100.0%		$11,953,614
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ETF	Exchange-Traded Funds

The accompanying notes are an integral part of the portfolio of investments.

SUMMIT GLOBAL INVESTMENTS, LLC
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2021 (UNAUDITED)

PORTFOLIO VALUATION – Investments in the underlying fund are valued at the SGI Prudent Growth Fund ("Fund") net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds ("ETFs") are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2021, in valuing each Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SGI Prudent Growth Fund
Exchange-Traded Funds	$6,001,335	$6,001,335	$-	$-
Mutual Funds	5,722,151	5,722,151	-	-
Total Investments*	$11,723,486	$11,723,486	$-	$-

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.